LETTER TO SHAREHOLDERS

We are pleased to present the summary financial information of Petroleum & Resources Corporation (the Fund) for the three months ended March 31, 2014.

Net assets of the Fund at March 31, 2014 were $32.91 per share on 26,728,828 shares outstanding, compared with $32.26 per share at December 31, 2013 on 26,775,228 shares outstanding. On March 3, 2014, a distribution of $0.10 per share was paid, consisting of $0.02 of net investment income, $0.02 short-term capital gain, and $0.06 long-term capital gain, all realized in 2013 and taxable in 2014. On April 10, 2014, an investment income dividend of $0.10 per share was declared to shareholders of record May 14, 2014, payable June 2, 2014. These constitute the first two payments toward our annual 6% minimum distribution rate commitment.

Net investment income for the three months ended March 31, 2014 amounted to $3,032,158, compared with $2,304,333 for the same three-month period in 2013. These earnings are equal to $0.11 and $0.09 per share, respectively.

Net capital gain realized on investments for the three months ended March 31, 2014 amounted to $20,826,975, or $0.78 per share.

For the three months ended March 31, 2014, the total return on the net asset value ("NAV") (with dividends and capital gains reinvested) of the Fund's shares was 2.4%. The total return on the market price of the Fund's shares for the period was 2.4%. These compare to a 3.0% total return for the Lipper Global Natural Resources Funds Index over the same time period.

For the twelve months ended March 31, 2014, the Fund's total return on NAV was 17.8% and on market price was 15.2%. The comparable figure for the Lipper Global Natural Resources Funds Index was 12.2%.

The Fund repurchased 53,800 shares of its common stock during the three months ended March 31, 2014. The shares were repurchased at an average price of $27.03 and a weighted average discount to NAV of 15.1%, resulting in a $0.01 increase to NAV per share.

Investors can find the daily NAV per share, the market price, the discount/premium to the NAV per share of the Fund, and quarterly changes in portfolio securities on our website at www.peteres.com. Also available there are a brief history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

April 10, 2014

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2014	2013
At March 31:
Net asset value per share	$32.91	$29.94
Market price per share	$27.92	$25.98
Shares outstanding	26,728,828	26,354,271
Total net assets	$879,687,463	$789,062,905
Unrealized appreciation on investments	$398,697,899	$336,786,236

For the three months ended March 31:
Net investment income	$3,032,158	$2,304,333
Net realized gain	$20,826,975	$3,511,889
Cost of shares repurchased	$1,454,325	$--
Shares repurchased	53,800	--
Total return (based on market price)	2.4%	9.0%
Total return (based on net asset value)	2.4%	8.0%

Key ratios:
Net investment income to average net assets (annualized)	1.42%	1.20%
Expenses to average net assets (annualized)	0.68%	0.88%
Portfolio turnover (annualized)	27.9%	23.1%
Net cash & short-term investments to net assets	0.6%	0.7%

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

Year	Income Dividends Per Share	Short-Term Capital Gains Distributions Per Share	Long-Term Capital Gains Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2009	$0.37	$0.14	$0.89	$1.40	6.6%
2010	0.32	0.19	0.76	1.27	5.5
2011	0.39	0.02	1.56	1.97	7.1
2012	0.42	0.01	1.17	1.60	6.4
2013	0.46	0.11	1.31	1.88	7.2

*	The annual distribution rate is the total dividends and distributions per share divided by the Fund's average month-end stock price. For years prior to 2012, the average month-end stock price is determined for the calendar year. For 2012 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

PORTFOLIO REVIEW

March 31, 2014

(unaudited)

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$137,575,442	15.6%
Chevron Corp.	90,752,112	10.3
Schlumberger Ltd.	54,600,000	6.2
Occidental Petroleum Corp.	38,592,450	4.4
EOG Resources, Inc.	37,076,130	4.2
Halliburton Co.	35,974,134	4.1
Phillips 66	33,234,052	3.8
LyondellBasell Industries N.V. (Class A)	31,484,760	3.6
Dow Chemical Co.	26,603,025	3.0
Noble Energy, Inc.	26,533,440	3.0

Total	$512,425,545	58.2%

INDUSTRY WEIGHTINGS

SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

	Shares	Value (A)
Common Stocks — 99.4%

Energy — 80.2%
Exploration & Production — 29.1%
Anadarko Petroleum Corp.	300,000	$25,428,000
Cabot Oil & Gas Corp.	339,300	11,495,484
ConocoPhillips	197,000	13,858,950
Energen Corp.	175,000	14,141,750
EOG Resources, Inc.	189,000	37,076,130
EQT Corp.	160,000	15,515,200
Hess Corp.	250,000	20,720,000
Marathon Oil Corp.	571,000	20,281,920
Newfield Exploration Co. (C)	270,000	8,467,200
Noble Energy, Inc.	373,500	26,533,440
Oasis Petroleum, Inc. (C)	150,000	6,259,500
Occidental Petroleum Corp.	405,000	38,592,450
Pioneer Natural Resources Co.	99,500	18,620,430

		256,990,454

Integrated Oil & Gas — 26.0%
Chevron Corp.	763,200	90,752,112
Exxon Mobil Corp. (E) (F)	1,408,430	137,575,442

		228,327,554

Pipelines — 2.1%
Kinder Morgan Inc.	250,000	8,122,500
Williams Companies, Inc.	250,000	10,145,000

		18,267,500

Refiners — 4.9%
Marathon Petroleum Corp.	110,000	9,574,400
Phillips 66	431,275	33,234,052

		42,808,452

Services — 18.1%
Baker Hughes, Inc.	30,000	1,950,600
Ensco plc	140,000	7,389,200
Halliburton Co.	610,870	35,974,134
Nabors Industries Ltd. (E)	480,000	11,832,000
National Oilwell Varco, Inc.	250,000	19,467,500
Oil States International Inc. (C)	100,000	9,860,000
Schlumberger Ltd. (E)	560,000	54,600,000
Seadrill Ltd. (B)	200,003	7,032,106
Weatherford International, Ltd. (C)	645,000	11,197,200

		159,302,740

Basic Materials — 19.2%
Chemicals — 16.4%
CF Industries Holdings, Inc. (E)	84,069	21,911,744
Dow Chemical Co.	547,500	26,603,025
Eastman Chemical Co. (E)	166,000	14,310,860
FMC Corp.	100,000	7,656,000
LyondellBasell Industries N.V. (Class A)	354,000	31,484,760
Monsanto Co.	194,400	22,116,888
Praxair, Inc.	150,000	19,645,500

		143,728,777

Gold & Precious Metals — 0.6%
SPDR Gold Trust (C) (E)	45,000	5,562,450

Industrial Metals — 1.8%
Freeport-McMoRan Copper & Gold Inc.	487,000	16,105,090

Mining — 0.4%
Peabody Energy Corp.	202,440	3,307,870

Total Common Stocks (Cost $475,804,428)		874,400,887

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2014

(unaudited)

	Principal/ Shares	Value (A)
Short-Term Investments — 0.5%
Money Market Account — 0.5%
M&T Bank, 0.15%	$4,671,243	$4,671,243

Money Market Funds — 0.0%
Fidelity Institutional Money Market - Money Market Portfolio (Institutional Class), 0.09% (D)	100,000	100,000

Total Short-Term Investments (Cost $4,771,243)		4,771,243

Securities Lending Collateral — 0.8%
(Cost $6,540,860)
Money Market Funds — 0.8%
Invesco Short-Term Investment Trust - Liquid Assets Portfolio (Institutional Class), 0.06% (D)	6,540,860	6,540,860

Total Investments — 100.7% (Cost $487,116,531)		885,712,990
Cash, receivables, prepaid expenses and other assets, less liabilities — (0.7)%		(6,025,527)

Net Assets — 100.0%		$879,687,463

Notes:

(A)	Common Stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $28,573,800.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $15,719,500.

This report is transmitted to the shareholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

OTHER INFORMATION

DIVIDEND PAYMENT SCHEDULE

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website: www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.peteres.com under the headings "Investment Information", "Financial Reports" and then "SEC Filings".

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund's proxy voting record for the 12-month period ended June 30, 2013 are available (i) without charge, upon request, by calling the Fund's toll free number at (800) 638-2479; (ii) on the Fund's website: www.peteres.com under the headings "About Petroleum & Resources" and "Corporate Information";and (iii) on the Securities and Exchange Commission's website: www.sec.gov.

SHORT SALES OF SECURITIES

The Board of Directors has approved a change to the Fund's investment policy on making short sales of securities that expands the Fund's practice on when it may engage in short selling. With the change, the Fund may engage in short sales as part of an investment strategy that involves "paired trades" in which the Fund opportunistically sells short a security and takes a corresponding long position in another security in order to take advantage of market inefficiencies in the pricing of the two securities.

OTHER INFORMATION (CONTINUED)

ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund's printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO

PRIVACY POLICY

In order to conduct its business, the Fund, through its transfer agent, American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900        (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

PETROLEUM & RESOURCES CORPORATION

Board Of Directors

Enrique R. Arzac [1,3],5	Roger W. Gale [2,4]
Phyllis O. Bonanno [1,3,5]	Kathleen T. McGahran [1,2,3,5,6]
Kenneth J. Dale [2,4]	Craig R. Smith [2,3]
Frederic A. Escherich [1,4,5]	Mark E. Stoeckle [1]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee
6.	Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
Nancy J.F. Prue, CFA	President
James P. Haynie, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Michael A. Kijesky, CFA	Vice President-Research
Christine M. Sloan, CPA	Assistant Treasurer

Stock Data

Market Price (3/31/14)	$27.92
Net Asset Value (3/31/14)	$32.91
Discount:	15.2%

New York Stock Exchange ticker symbol: PEO

NASDAQ Quotation Symbol for NAV: XPEOX

Distributions in 2014

From Investment Income (paid or declared)	$0.12
From Net Realized Gains	0.08

Total	$0.20

2014 Dividend Payment Dates

March 3, 2014

June 2, 2014

September 2, 2014*

December 29, 2014*

*Anticipated